STAGECOACH TRUST
                            Stagecoach LifePath Funds
                           Class A and Class B shares

                               LifePath 2000 Fund
                               LifePath 2010 Fund
                               LifePath 2020 Fund
                               LifePath 2030 Fund
                               LifePath 2040 Fund

                        Supplement dated August 15, 1997
                      to the Prospectus dated June 30, 1997


     The following paragraph is deleted in its entirety:

Waivers for Investments of Proceeds From Other Investments

     Purchase may be made at NAV, without payment of a front-end sales charge, to the extent that: (i) you are investing proceeds from a redemption of shares of another open-end investment company on which you paid a front-end sales charge, and (ii) such redemption occurred within thirty (30) days prior to the date of the purchase order. You must notify a Fund and/or the transfer agent at the time you place such purchase order of your eligibility for the waiver of front-end sales charges and provide satisfactory evidence thereof (e.g., a confirmation of the redemption and the sales charges paid).

     The following paragraphs are amended and/or added as follows:

Waivers for Certain Parties

     Class A shares may be purchased without a front-end sales charge by directors, officers and employees ( and their spouses, parents, children, siblings, grandparents, grandchildren, father in-law, mother in-law, brother in-law, sister in-law, aunts, uncles, nieces, and nephews; herein, "relatives") of the Company, Stephens, its affiliates and other broker/dealers that have entered into agreements with Stephens to sell such shares. Class A shares also may be purchased without a front-end sales charge by present and retired directors, officers and employees (and their relatives) of Wells Fargo Bank and its affiliates if Wells Fargo Bank and/or the respective affiliates agree. Class A shares also may be purchased without a front-end sales charge by employee benefit and thrift plans for such persons and by any investment advisory, trust or other fiduciary account (other than certain individual retirement accounts) that is maintained, managed or advised by Wells Fargo Bank, Stephens or their affiliates. In addition, Class A shares may be purchased without payment of a front-end sales charge, with proceeds from a required minimum distribution from any Individual Retirement Account ("IRA"), Simplified Employee Pension Plan or other self-directed retirement plan for which Wells Fargo Bank serves as trustee, provided that the proceeds are invested in a Fund within 30 days of such distribution and such distribution is required as a result of reaching age 70 1/2. Investors who purchase Class A shares though Internet providers approved by Wells Fargo Bank may purchase such shares without a front-end sales charge.

     Class A Shares may be purchased without a front-end sales charge by the following types of investors when the trades are placed through an omnibus account maintained with a Fund by a broker/dealer---trust companies; deferred compensation plans and the trusts used to fund these plans; investment advisers and financial planners who charge a management, consulting or other fee for their services and who place trades on their own behalf if the clients' accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker/dealer.

     The following telefacsimile number is amended as follows:

Initial Purchases by Wire

3.  ........Telefacsimile:  (415) 546-0280



                                                            SUPP SCF092(8/97)
                                                            SUPP SCF094(8/97)